UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2015

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 2.01      Completion of Acquisition or Disposition of Assets

On  November  5,  2015,  iGambit  Inc.  (“iGambit”  or  the  “Company”),  through  its  wholly  owned subsidiary  Gotham  Innovation  Lab,  Inc.  (“Gotham”),  announced  that  it  completed  the  sale  of  certain

assets of   Gotham  to  VHT Inc. (“VHT”) in accordance  with an Asset Purchase  Agreement (the “Purchase

Agreement”) by and between Gotham and VHT.

Pursuant to the Purchase Agreement the Company received $600,000 in consideration, $400,000 of the  consideration  was  received  at  closing  and  the  remaining  $200,000  portion  of  the  consideration  is subject to twelve (12) equal monthly payments beginning January 2016.

The sale included  certain of the assets of the  Gotham, including the Elliman customer agreement,  all customer accounts, all vendor agreements and all the intellectual property.

The description of the Purchase Agreement set forth above does not purport to be complete and is qualified  in  its  entirety  by  reference  to  the  full  text  of  the  Purchase  Agreement,  which  is  incorporated  by reference into this Current Report on Form 8-K as Exhibit 2.1.

The Company issued  a press release on November 11, 2015 announcing the consummation  of the

acquisition.   A  copy  of  the  press  release  is  attached  hereto  as  Exhibit  99.1  and  is  incorporated  by reference.

Item 8.01 Other Events

On  November  11,  2015,  iGambit  issued  a  press  release  announcing  that  it  had  completed  the  Sale  of

Gotham.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired

Not Applicable.

(b)     Pro Forma Financial Information

Not Applicable.

(c)     Shell Company Transactions.

Not Applicable.

(d)     Exhibits

The following Exhibits are filed as part of this Report

2.1

Asset Purchase Agreement by and between Gotham  Innovation Lab,  Inc. and VHT, Inc.

dated November 5, 2015.

99.1

Press release of iGambit Inc. dated  November 11, 2015.

Forward–Looking Statements

This  report  regarding  the  Company’s  business  and  operations  includes  “forward-looking  statements”

within  the  meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1996.  Such  statements  consist  of any  statement other  than  a recitation of  historical fact and  can be identified  by the  use of  forward-looking terminology such  as “may,” “expect,” “anticipate,” “intend” or “estimate” or the negative thereof  or other variations thereof  or comparable terminology.  The  reader is  cautioned  that  all forward-looking statements are  speculative,  and  there  are  certain  risks  and  uncertainties  that  could  cause  actual  events  or  results  to differ  from  those  referred  to  in  such  forward-looking  statements.  This  disclosure  highlights  some  of  the important  risks  regarding  the  Company’s  business.  The  primary  risk  attributable  to  the  Company  is  its ability to  attract fresh and  continued  capital to  execute its  comprehensive business  strategy.  There may be additional  risks  associated  with  the  integration  of  businesses  following  an  acquisition,  concentration  of revenue  from  one  source,  competitors  with  broader  product  lines  and  greater  resources,  emergence  into

new   markets,   the   termination   of   any   of   the   Company’s   significant   contracts   or   partnerships,   the

Company’s  ability  to  comply  with  its  senior  debt  agreements,  the  Company’s  inability  to  maintain working  capital  requirements  to  fund  future  operations,  or  the  Company’s  ability  to  attract  and  retain highly  qualified  management,  technical  and  sales  personnel, and  the  other  factors  identified  by  us  from time  to  time  in  the  Company’s  filings  with  the  SEC.  However,  the  risks  included  should  not  be  assumed to  be  the  only  things  that  could  affect  future  performance.  We  may  also  be  subject  to  disruptions,  delays in  collections,  or  facilities  closures  caused  by  potential  or  actual  acts  of  terrorism  or  government  security concerns.

All  forward-looking  statements  included  in  this  document  are  made  as  of  the  date  hereof,  based  on information  available  to  us  as  of  the  date  thereof,  and  we  assume  no  obligation  to  update  any  forward-

looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 11, 2015

iGambit Inc.

By:

/s/  John Salerno

John Salerno

Chief Executive Officer

Exhibit Index

Exhibit No.

Description

2.1

Asset Purchase Agreement by and between Gotham  Innovation Lab,  Inc. and VHT, Inc.

dated  November 5, 2015.

99.1

Press release of iGambit Inc. dated November  11, 2015.

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